UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2013

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code) (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2013, we entered into an Amendment and Termination of Rights Agreement (the “Amendment”) with Interwest Transfer Company, Inc., as rights Agent (the “Rights Agent”), pursuant to which we amended that certain Rights Agreement (the “Rights Agreement”), dated as of August 25, 2005, by and between us and the Rights Agent (commonly referred to as a “poison pill”). The Amendment accelerates the expiration date of the Rights Agreement from August 25, 2015 to October 1, 2013, such that, as of 5:00 p.m. New York City time on October 1, 2013, the preferred share purchase rights, each representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share, of our company will expire and no longer be outstanding and the Rights Agreement will terminate and be of no further force or effect.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Amendment, and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 4.12(a) to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Following the expiration of the Rights and the termination of the Rights Agreement, on October 1, 2013, the Company will file with the Nevada Secretary of State a certificate of withdrawal of certificate of designation relating to the certificate of designation of the Series A Junior Participating Preferred Stock (the “Certificate of Withdrawal”).

The foregoing is a summary only and does not purport to be a complete description of the Certificate of Withdrawal, and is subject to and qualified in its entirety by reference to the full text of the Certificate of Withdrawal, which is filed herewith as Exhibit 3.9(a) to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

We are furnishing the disclosure in this Item 7.01 in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation to be given at meetings with institutional investors or analysts. This information may be amended or updated at any time and from time to time through another Form 8-K, a later company filing, or other means. The PowerPoint presentation attached as Exhibit 99.1 to this Current Report on Form 8-K updates and replaces in its entirety all prior PowerPoint presentations filed by us, including the PowerPoint presentation filed as Exhibit 99.1 to the Current Report on Form 8-K, dated September 17, 2013, which was filed with the Securities and Exchange Commission on September 17, 2013.

The information in this Item 7.01 (including exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report on Form 8-K is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Item 8.01	Other Events.

On October 1, 2013, we issued a press release announcing that our Board of Directors has authorized the repurchase of an additional $15.0 million of our common stock in the open market or privately negotiated transactions. The press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

2

(d)	Exhibits.

Exhibit Number	Exhibits

3.9(a)	Certificate of Withdrawal of Certificate of Designation

4.12(a)	Amendment and Termination of Rights Agreement, dated as of October 1, 2013, by and between the Registrant and Interwest Transfer Company, Inc., as Rights Agent (1)

99.1	Smith & Wesson presentation dated September 2013

99.2	Press release from Smith & Wesson Holding Corporation, dated October 1, 2013, entitled “Smith & Wesson Completes $100 Million Stock Repurchase, Authorizes Additional $15 Million”

(1)	Incorporated by reference to the Registrant’s Form 8-A/A filed with the Securities and Exchange Commission on October 1, 2013.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: October 1, 2013	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

3.9(a)	Certificate of Withdrawal of Certificate of Designation

4.12(a)	Amendment and Termination of Rights Agreement, dated as of October 1, 2013, by and between the Registrant and Interwest Transfer Company, Inc., as Rights Agent (1)

99.1	Smith & Wesson presentation dated September 2013

99.2	Press release from Smith & Wesson Holding Corporation, dated October 1, 2013, entitled “Smith & Wesson Completes $100 Million Stock Repurchase, Authorizes Additional $15 Million”

(1)	Incorporated by reference to the Registrant’s Form 8-A/A filed with the Securities and Exchange Commission on October 1, 2013.